UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2006

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TASCO HOLDINGS INTERNATIONAL, INC.

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(Exact Name of Registrant as Specified in Charter)

Commission File Number: 0-32201

Delaware                                                                                         33-0824714

(State of Incorporation)	(IRS Employer Identification No.)

23 Brigham Road, Worcester, MA 01609

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number including area code: (508) 755--0754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR

230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange

Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” “Tasco,” and the “Company” refers to Tasco Holdings International, Inc., a Delaware corporation.

MATTER OF FORWEARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS". FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. IN SOME CASES FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S PLANS, GOALS AND, THE PLANNED CLOSING OF THE ACQUISITION OF THE SUBSIDIARY OF BIO-MATRIX SCIENTIFIC GROUP, INC., AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH THE ACQUISITION OF AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF THESE PRODUCTS AND SERVICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2006, Tasco Holdings International, Inc. (“Tasco”) entered into a Stock Purchase Agreement with Bio-Matrix Scientific Group, Inc., a Delaware corporation of San Diego, California (the “Seller”).

Under the terms of the Stock Purchase Agreement, Tasco is to acquire all of the outstanding common stock of Bio-Matrix Scientific Group, Inc., a Nevada corporation (the “Subsidiary”) (a wholly-owned subsidiary of the Seller) at the closing which is scheduled to occur on the earlier of: (a) July 1, 2006 or (b) five (5) business days following the satisfaction or waiver of all conditions to the obligations of the parties to the transaction but in any event no later than July 6, 2006.

The scheduled purchase of the Subsidiary from the Seller is to be effected by Tasco’s issuance of ten million (10,000,000) shares of its common stock to an escrow agent for delivery, at closing, to the Seller in full payment of the purchase price to purchase all of the outstanding common stock of the Subsidiary from the Seller.

The Stock Purchase Agreement included customary representations from the Seller with respect to the authority of the Seller to sell the Subsidiary to Tasco, the absence of any broker’s and finder’s fees, the capitalization of the Subsidiary, the amount of outstanding liabilities of the Subsidiary, ownership of intellectual property, status of outstanding contracts, litigation, taxes, undisclosed liabilities, and other related matters. In addition, the Stock Purchase Agreement also included customary representations from Tasco with respect to the authority of Tasco to enter into the Agreement, the absence of any broker’s and finder’s fees, the capitalization of Tasco, the amount of outstanding liabilities of Tasco, the status of outstanding contracts, litigation, taxes, undisclosed liabilities, and other related matters.

John Lauring and the Seller also entered into a Stock Cancellation Agreement and a Special Escrow Agreement wherein Tasco’s President, Secretary, Treasurer, Chairman, and largest stockholder, John Lauring, agreed to return ten million (10,000,000) shares of Tasco’s common stock previously issued to him to Tasco for cancellation. With the return of ten million shares of Tasco’s common stock held by John Lauring, the Seller will become, upon receipt of the ten million (10,000,000) shares received in payment of the purchase price, Tasco’s largest single stockholder.

As a part of the Stock Purchase Agreement and as described below, Tasco’s two Directors, John Lauring and Glenn Devore, each resigned on June 12, 2006 as a Director and officer of Tasco and as a Director of Tasco, respectively and elected David R. Koos as Chairman of Tasco’s Board of Directors and Brian Pockett as a Director. Both Mr. Koos and Mr. Pockett are currently officers and Directors of the Seller, Bio-Matrix Scientific Group, Inc., a Delaware corporation.

A copy of the Stock Purchase Agreement, the Escrow Agreement, the Special Escrow Agreement, and the Stock Cancellation Agreement are attached hereto as exhibits. Until the Closing occurs, there can be no assurance that we will acquire the Subsidiary from the Seller, Bio-Matrix Scientific Group, Inc.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Stock Purchase Agreement was entered into on June 14, 2006. Under the terms of the Stock Purchase Agreement, as described above, we are obligated to issue ten million (10,000,000) shares of our common stock to the Seller in full payment of the purchase price to purchase all of the outstanding common stock of the Subsidiary from the Seller. The issuance of the shares is to occur on Closing which is to occur on the earlier of: (a) July 1, 2006 or (b) five (5) business days following the satisfaction or waiver of all conditions to the obligations of the parties to the transaction but in any event no later than July 6, 2006. At Closing, the payment of ten million (10,000,000) shares to the Seller represents the maximum payment due the Seller under the Stock Purchase Agreement. We are not obligated to make any other payments or assume any other obligations, directly or indirectly, to the Seller or to any other persons.

Tasco and John Lauring also entered into a Stock Cancellation Agreement and a Special Escrow Agreement wherein our President, Secretary, Treasurer, Chairman, and largest stockholder, John Lauring, agreed to return to us ten million (10,000,000) shares of our common stock previously issued to and held by him for cancellation. With the return of ten million (10,000,000) shares of our common stock previously issued to and held by John Lauring, the Seller will become, at closing and upon receipt of the ten million (10,000,000) shares received by it in payment of the purchase price, our largest single stockholder.

While we believe that the purchase of the Subsidiary may allow us to enter into a new business which holds opportunities for us and our stockholders, we cannot assure you that the purchase of the Subsidiary will allow us to successfully develop a new business that will generate a sufficient level of sustainable revenues that will allow us to achieve profitability and positive cash flow or, if we achieve profitability and positive cash flow, that we will be able to sustain them for any period of time.

We are entering into a new business with new management, new strategies, and new competitive conditions. As a result, we anticipate that we will face all of the risks and uncertainties associated with any new venture. For these and other reasons we may face continued difficulties and challenges that may cause us to incur significant and protracted financial losses that are not yet known.

In undertaking this new venture, we anticipate that we will need to raise a significant amount of additional capital which may result in existing stockholders incurring substantial and immediate dilution of their ownership of the Company. If we undertake such efforts to raise additional capital, we cannot assure you that we will be successful or, if we are successful, that we will be able to raise a sufficient amount of additional capital on terms that are reasonable in light of our current circumstances.

We entered into the agreements to purchase the Subsidiary after our Directors conducted a limited due diligence review of the Subsidiary and its business. While we believe that the purchase of the Subsidiary will be a prudent use of our resources, our limited financial resources did not allow us to engage the services of a professional due diligence team to undertake an independent third party evaluation of the Subsidiary and its future prospects. In this context, we may have overlooked certain matters or inaccurately estimated the impact of one or more significant issues that we may face in the future. For these and other reasons, we will continue to face many risks and uncertainties over which may have little control.

Item 3.02 Unregistered Sales of Equity Securities

As described in this Form 8-K, under the terms of the Stock Purchase Agreement, we are obligated to issue, at closing, ten million (10,000,000) shares of our common stock to the Seller, Bio-Matrix Scientific Group, Inc., a Delaware corporation. In issuing these shares, we will not use the services of any underwriter, finder, or other person and no commissions, fees, or other remuneration will be paid or accrued to any third party in connection with the transaction. The shares will be issued to the Seller solely in exchange for all of the outstanding common stock of the Subsidiary.

Upon issuance of the shares at closing, we will rely upon the exemption provided by Section 4(2) of the Securities Act of 1933 in that the Seller’s officers and Directors are experienced and sophisticated in the purchase of unregistered securities from a small, publicly-held company whose common stock is traded on a limited and sporadic basis without a continuous trading market. The transaction between us and the Seller was entered into on the basis of a pre-existing relationship between our management and the Seller that allowed the Seller a sufficient opportunity to review and evaluate our business and financial affairs, to review our books and records, our future prospects, and to receive such disclosures respecting our company and its financial condition and prospects (including, but not limited to, the Reports that we file with the U.S. Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934 together with other internal reports and confidential memoranda) as would reasonably allow the Seller to make an informed investment decision. We anticipate that all of the shares to be issued to the Seller will be issued with a restricted securities legend consistent with the requirements of the Securities Act of 1933.

Item 5.01 Changes in Control of Registrant

As described above, at the closing of the Stock Purchase Agreement, control of Tasco will pass from John Lauring to the Seller as a direct result of: (A) the issuance of ten million (10,000,000) shares of Tasco’s common stock to the Seller in payment of the purchase price to acquire the Subsidiary from the Seller; and (B) the cancellation of ten million (10,000,000) shares of Tasco’s common stock previously issued to and held by John Lauring, formerly our President, Secretary, Treasurer, Chairman, and largest stockholder.

At the closing of the Stock Purchase Agreement, we anticipate that we will have 12,780,000 shares of our common stock outstanding (after including the effect of the issuance of ten million (10,000,000) shares of its common stock to the Seller in payment of the purchase price to purchase the Subsidiary from the Seller and the effect of the cancellation of ten million (10,000,000) shares of Tasco’s common stock previously issued to John Lauring, formerly Tasco’s President, Secretary, Treasurer, Chairman, and largest stockholder and without including the effect of any other transactions). As a result, we anticipate that the Seller, Bio-Matrix Scientific Group, Inc., a Delaware corporation, will own, at Closing, approximately 78.25% of our outstanding common stock and thereby control our Company (without including the effect of any other transactions at or before the closing).

The issuance of the ten million (10,000,000) shares of Tasco’s common stock will be, at the closing, payment of the purchase price to purchase the Subsidiary from the Seller.

Exhibit No.	Item

99.1	Stock Purchase Agreement
99.2	Escrow Agreement
99.3	Special Escrow Agreement
99.4	Stock Cancellation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TASCO HOLDINGS INTERNATIONAL, INC.

By: /s/ David R. Koos

David R. Koos, Chairman

Date: June 15, 2006